Finance Income / (Expenses)	12 Months Ended
Dec. 31, 2021
Disclosure of finance income [text block] [Abstract]
Finance income / (expenses)

NOTE 7: Finance income / (expenses)

Thousands of $ For the years ended December 31	2021	2020	2019
Interest income	11	4	10
Interest on loans and leases	(1,875)	(1,227)	(318)
Fair value adjustments	(194)	(118)	(104)
Other financial loss	(103)	(198)	(94)
Net financial results	(2,161)	(1,539)	(506)

The financial results primarily relate to interest charges for the loan facility with Kreos Capital (as explained in detail in note 14) for a total of $1,566,000 and for the interest charges on the lease liability for $229,000.

Finally, the change in the interest part of the contingent consideration related to the acquisition of NovioGendix in 2015 represents a total of $196,000 in 2021, $118,000 in 2020 and $104,000 in 2019.

Other financial losses relate to bank costs incurred during the year.